UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.
(Exact name of Registrant as specified in charter)

Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Address of Principal Executive Offices)

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	February 29, 2020

Date of reporting period:	August 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

JAPAN SMALLER CAPITALIZATION FUND, INC.

October 29, 2019

To Our Shareholders:

We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the six months ended August 31, 2019.

The net asset value per share (“NAV”) of the Fund decreased by 4.7% and the closing market price of the Fund (on the New York Stock Exchange) decreased by 8.2% for the six months ended August 31, 2019.  The closing market price of the Fund on August 31,2019 was $8.19, representing a discount of 15.5% to the NAV of $9.69.  The net assets of the Fund totaled $274,507,885 on August 31, 2019.

The Russell/Nomura Small CapTM Index, the Fund’s benchmark (“Benchmark”), decreased by 2.6% in United States (“U.S.”) dollar terms for the six months ended August 31, 2019.  During that period, the Fund underperformed the Benchmark by 2.1% on a NAV basis.  The Tokyo Price Index (the “TOPIX”), a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), decreased by 1.4% and the Nikkei Stock Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, increased by 1.5% in U.S. dollar terms during the six months ended August 31, 2019.  The Japanese yen (“Yen”) appreciated by 4.6% against the U.S. dollar during the six months ended August 31, 2019.

For the quarter ended August 31, 2019, the Benchmark increased by 1.0%, the TOPIX increased by 2.2%, and the Nikkei increased by 2.8% in U.S. dollar terms.  The NAV of the Fund increased by 0.1% and underperformed the Benchmark by 0.9%.  The Fund’s share price decreased by 1.1% during the quarter.  The Yen appreciated by 2.2% against the U.S. dollar during the quarter.

Investment Strategy

The Fund invests in undervalued stocks that offer fundamental strength and potential for improvement.  The Fund performs extensive fundamental research to identify stocks that can create shareholder value.  The Fund focuses on companies that are leaders in certain niche markets, companies with large or expanding market shares, stocks with superior shareholder distribution policies, and stocks that offer good growth prospects.  In the Japanese small cap equity market, valuation anomalies do exist and can be exploited through active management.  There are a number of factors that the Fund considers when selling an investment including a stock which appears fully valued, unexpected deterioration in earnings or a substantial loss that impairs the company’s net assets, and a stock’s diminishing potential given declining competitiveness due to a change of business environment or failure of business strategy.

Performance

In terms of the sector allocation strategy, underweight positions in the Other Products sector generated the largest positive contribution.  Sector returns were eroded by overweight positions in the Iron and Steel sector and underweight positions in the Information and Communication sector.

Relative performance was positively impacted by Saizeriya Co., Ltd. in the Retail Trade sector, Ryoden Corporation in the Wholesale Trade sector, and The Pack Corporation in the Other Products sector.  Conversely, relative performance was negatively impacted by Osaka Steel Co., Ltd. in the Iron and Steel sector, Seiren Co., Ltd. in the Textiles and Apparel sector, and Sakata Inx Corporation in the Chemicals sector.

Market Review

The Benchmark decreased by 7.0% and underperformed the TOPIX index, which decreased by 6.0% in local currency terms, for the six months ended August 31, 2019.  Market sentiment and market performance in Japan were undermined by announcements from U.S. President Trump threatening further tariff hikes on imports from China.

From the March to April 2019 period, the Japanese stock market moved in a narrow range and remained generally flat.  There were intermittent positive factors including announcements that temporarily increased expectations of progress in the U.S. and China trade negotiations and indicators suggesting a possible recovery in the Chinese economy.  Negative factors included the appreciation of the Yen against the U.S. dollar following the inversion of the U.S. Treasury yield curve, whereby the yield on a 10-year Treasury note traded below a 2-year Treasury note as longer term interest rates continued to decline.  There was also growing risk aversion stemming from concerns over the United Kingdom (“UK”)’s European Union (“EU”) withdrawal negotiations.

During a ten day holiday period from April 27 through May 6, 2019 for the succession of Japan’s new Emperor, market sentiment was undermined by announcements from U.S. President Trump threatening further tariff hikes on imports from both China and Mexico.  Meanwhile, earnings forecasts for the fiscal year ending March 2020 issued by Japanese companies from late April to the middle of May 2019 were generally conservative.

The Japanese stock market rebounded at the beginning of June 2019 after the Federal Reserve Chairman Jerome Powell alluded to a potential interest rate cut and the Trump administration decided not to impose new tariffs on imports from Mexico.  International trade issues continued to sway investor sentiment toward the end of July 2019.  The Japanese stock market remained largely stable amid a more favorable environment given that the U.S. government chose to postpone the deadline for imposing additional tariffs against China following agreement during the G20 Summit in Osaka to resume bilateral trade negotiations.  However, the Japanese markets remained on edge throughout the summer of 2019 as unfavorable geopolitical factors triggered risk averse trading given worsening U.S. relations with Iran, and appreciation of the Yen against the U.S. dollar due to narrowing interest rate differentials between Japan and the U.S.

Stock prices in Japan declined again in early August 2019 after President Trump announced another round of hikes in U.S. tariffs on Chinese goods, raising new concerns about the global economic outlook.

Outlook and Future Strategy

The Japanese equity market has recently started to show greater resilience to downward pressure, after proving more vulnerable and volatile in the face of geopolitical risks than other major stock markets.  This implies that the negative factors currently overshadowing the market have been factored in to some extent, especially as market valuations are more supportive now that the price-to-book ratio of the Russell/Nomura Small Cap Index has fallen to around 1.0.  While the Fund does not anticipate a strong rebound, the downside is expected to be limited.

Geopolitical risks such as the U.S. and China trade tensions have been persisting for some time now, but have so far failed to ignite any obvious stress in the real economy.  The threat of a “No Deal” Brexit with the UK’s deadline for EU withdrawal on October 31, 2019 fast approaching, may also trigger turmoil in the financial markets temporarily.  Yet this does not necessarily have a major negative impact on corporate earnings in Japan.  Considering the clear stance from the major central banks regarding accommodative monetary policies and proactive action to underpin the economy, the Fund believes the impact of such geopolitical events on the economy is likely to be mitigated and a serious recession avoided.

Meanwhile in the corporate sector, the earnings guidance revision for the fiscal year was not significantly large and further downward revisions may be expected in the quarter ended September 2019 due to weak final demand and the Yen’s appreciation against other major currencies.  However, the Fund does not expect overall corporate earnings to decline substantially for the fiscal year ending March 2020.  The Japanese corporate sector is expected to show more positive earnings momentum in the second half of this fiscal year from a year-on-year perspective.  Although the recovery from inventory adjustment appears to have been delayed due to weaker than expected final demand, the Fund believes it is only a matter of time.  If the earnings momentum recovery eventually persists throughout the second half of the fiscal year, the valuation discounts of some cyclical sectors might well be resolved.  The earnings impact from the Yen’s appreciation remains a risk however, as prolonged trade friction between the U.S. and China has eroded the outlook for the Chinese Yuan.

The Fund appreciates your continuing support.

Sincerely,

Yuichi Nomoto
President

DISCLOSURES

Sources:  Nomura Asset Management U.S.A. Inc., Nomura Asset Management Co., Ltd., and Bloomberg L.P. Past performance is not indicative of future results.  There is a risk of loss.

The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.  The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.  The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice.  This material should not be considered investment advice.  Statements concerning financial market trends are based on current market conditions, which will fluctuate.  There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Yen/U.S. Dollar exchange rate.  This report is for informational purposes only.  Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged.  An index cannot be directly invested into.

Certain information discussed in this report may constitute forward-looking statements within the meaning of the U.S. federal securities laws.  The Fund believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions and can give no assurance that the Fund’s expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.

The Russell/Nomura Small CapTM Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total MarketTM Index.  It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total MarketTM Index.  As of August 31, 2019, there are 1,240 securities in the Russell/Nomura Small CapTM Index.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at 1‑800‑426-5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1‑800‑833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1‑800‑833-0018; and (2) on the SEC’s website at http://www.sec.gov.
Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll-free 1‑800‑833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.

FUND CERTIFICATIONS

In December 2018, the Fund filed its Principal Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s website at http://www.sec.gov.

SHARE REPURCHASES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may repurchase shares of its common stock in the open market.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund.
The Internet web address is http://funds.nomura-asset.com/japan-smaller-capitalization.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FUND HIGHLIGHTS — AUGUST 31, 2019 (Unaudited)

KEY STATISTICS
Net Assets	$274,507,885
Net Asset Value per Share	$9.69
Market Price	$8.19
Percentage Change in Net Asset Value per Share*	(4.7%)
Percentage Change in Market Price*	(8.2%)

MARKET INDICES
Percentage change in market indices:*	YEN	U.S.$
Russell/Nomura Small CapTM Index	(7.0%)	(2.6%)
Tokyo Price Index	(6.0%)	(1.4%)
Nikkei Stock Average Index	(3.2%)	1.5%

∗From March 1, 2019 through August 31, 2019.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FUND HIGHLIGHTS — AUGUST 31, 2019 (Continued) (Unaudited)

INDUSTRY DIVERSIFICATION		TEN LARGEST EQUITY HOLDINGS
	% of Net Assets		% of Net Assets
Retail Trade	15.5	Ryoden Corporation	4.4
Chemicals	14.8	SIIX Corporation	3.6
Wholesale Trade	13.2	Amiyaki Tei Co., Ltd .	3.1
Construction	5.3	Okinawa Cellular Telephone Company	3.0
Banks	4.9	Sakata Inx Corporation	2.9
Machinery	4.8	The Pack Corporation	2.8
Iron and Steel	4.7	San-A Co., Ltd.	2.4
Metal Products	4.5	Toenec Corporation	2.3
Information and Communication	4.2	Osaka Steel Co., Ltd .	2.3
Other Products	4.2	Sekisui Jushi Corporation	1.9
Services	3.8
Transportation and Warehousing	3.5
Electric Appliances	3.1
Financing Business	2.9
Real Estate	2.6
Utilities	2.5
Transportation Equipment	2.0
Textiles and Apparel	1.4
Food	0.9
Precision Instruments	0.6

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2019

(Unaudited)

	Shares	Cost	Fair Value	% of Net Assets
JAPANESE EQUITY SECURITIES
Banks
Fukuoka Financial Group, Inc.	66,800	$1,604,611	$1,148,842	0.4
General banking services
The Akita Bank, Ltd.	177,900	4,623,549	3,181,747	1.2
General banking services
The Bank of Okinawa, Ltd.	70,400	2,675,474	2,030,069	0.7
General banking services
The Keiyo Bank, Ltd.	379,300	2,930,282	2,173,240	0.8
General banking services
The Musashino Bank, Ltd.	102,200	2,910,070	1,699,006	0.6
General banking services
The Taiko Bank, Ltd.	114,900	2,231,017	1,865,814	0.7
General banking services
The Yamanashi Chuo Bank, Ltd.	140,300	2,572,943	1,238,135	0.5
General banking services
Total Banks		19,547,946	13,336,853	4.9

Chemicals
Adeka Corporation	296,700	4,500,215	3,598,140	1.3
Manufactures chemical and food products
C. Uyemura & Co., Ltd.	56,700	2,739,422	2,885,944	1.1
Plating chemicals
Fujikura Kasei Co., Ltd.	1,048,700	5,591,472	5,229,194	1.9
Specialty coating materials and fine chemicals
Koatsu Gas Kogyo Co., Ltd.	565,600	3,706,122	4,161,249	1.5
High-pressured gases and chemicals
Sakata Inx Corporation	943,400	12,632,850	8,068,027	2.9
Manufactures printing ink
Sekisui Jushi Corporation	294,200	5,299,255	5,247,937	1.9
Manufactures plastics and other resin materials
Shikoku Chemicals Corporation	148,100	1,578,177	1,437,945	0.5
Manufactures chemical products

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS – (Continued)

AUGUST 31, 2019

(Unaudited)

	Shares	Cost	Fair Value	% of Net Assets

Shin-Etsu Polymer Co., Ltd.	113,200	$790,693	$730,597	0.3
Manufactures electronic devices, precision moldings, and dwelling materials
Tenma Corporation	207,400	3,962,438	3,783,504	1.4
Manufactures synthetic resin products
T&K Toka Co., Ltd.	293,700	2,786,515	2,478,586	0.9
Manufactures specialized inks for printing applications
Yushiro Chemical Industry Co., Ltd.	252,500	3,373,560	3,069,245	1.1
Manufactures metalworking fluids
Total Chemicals		46,960,719	40,690,368	14.8

Construction
Toenec Corporation	215,600	5,853,945	6,379,358	2.3
Construction of comprehensive building facilities
Totetsu Kogyo Co., Ltd.	167,300	4,771,088	4,863,647	1.8
Operates construction-related businesses
Yondenko Corporation	65,600	1,369,983	1,661,447	0.6
Construction of electrical distribution systems
Yurtec Corporation	258,800	1,975,706	1,614,304	0.6
Engineering company
Total Construction		13,970,722	14,518,756	5.3

Electric Appliances
AOI Electronics Co., Ltd.	10,100	227,867	180,639	0.1
Manufactures electronic components
Koito Manufacturing Co., Ltd.	32,100	1,911,754	1,507,000	0.5
Manufactures lighting equipment
Mabuchi Motor Co., Ltd.	109,200	5,044,451	3,868,078	1.4
Manufactures small motors
Maxell Holdings, Ltd.	67,700	1,153,494	914,641	0.3
Manufactures media devices, batteries and electrical appliances
Nichicon Corporation	192,800	1,496,372	1,694,188	0.6
Manufactures capacitors and transformers

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS – (Continued)

AUGUST 31, 2019

(Unaudited)

	Shares	Cost	Fair Value	% of Net Assets

Shindengen Electric Manufacturing Co., Ltd.	5,200	$172,142	$149,948	0.1
Manufactures semiconductor products, electrical components, and power supplies
Shinko Electric Industries Co., Ltd.	37,300	301,377	293,375	0.1
Manufactures semiconductor packages
Total Electric Appliances		10,307,457	8,607,869	3.1

Financing Business
Hitachi Capital Corporation	175,000	4,096,824	3,490,451	1.3
General financial services
Ricoh Leasing Company, Ltd.	128,200	4,384,958	3,913,905	1.4
Leasing and financial services
Tokai Tokyo Financial Holdings, Inc.	205,700	836,790	530,264	0.2
Investment and financial services
Total Financing Business		9,318,572	7,934,620	2.9

Food
Nichirei Corporation	109,500	2,569,863	2,513,689	0.9
Produces frozen foods and provides cold storage warehousing
Total Food		2,569,863	2,513,689	0.9

Information and Communication
NS Solutions Corporation	36,200	961,813	1,209,051	0.4
System consulting services and software development
OBIC Co., Ltd.	11,100	829,803	1,268,840	0.5
Computer system integration
Okinawa Cellular Telephone Company	252,000	7,701,002	8,226,926	3.0
Telecommunications
Otsuka Corporation	25,800	926,827	957,578	0.3
Computer information system developer
Total Information and Communication		10,419,445	11,662,395	4.2

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS – (Continued)

AUGUST 31, 2019

(Unaudited)

	Shares	Cost	Fair Value	% of Net Assets

Iron and Steel
Chubu Steel Plate Co., Ltd.	231,500	$1,208,291	$1,317,692	0.5
Manufactures steel-related products
Mory Industries Inc.	48,700	861,377	802,732	0.3
Manufactures steel tubing products
Nichia Steel Works, Ltd	1,689,400	4,731,040	4,434,496	1.6
Manufactures steel-related products
Osaka Steel Co., Ltd.	503,700	9,380,569	6,316,983	2.3
Manufactures steel-related products
Total Iron and Steel		16,181,277	12,871,903	4.7

Machinery
Hisaka Works, Ltd.	122,100	1,082,997	925,888	0.3
Manufactures heat exchangers and other machinery
Miura Co. Ltd.	42,000	1,026,878	1,158,171	0.4
Manufactures boilers and related products
Nippon Pillar Packing Co., Ltd.	136,400	1,517,569	1,357,712	0.5
Manufactures mechanical seals
Nitto Kohki Co., Ltd	177,500	3,864,805	3,425,087	1.3
Manufactures machine tools and motor pumps
Oiles Corporation	313,880	5,508,799	4,459,110	1.6
Manufactures bearing equipment
Shibuya Corporation	12,300	332,573	315,803	0.1
Packing plant business
Star Micronics Co., Ltd.	15,400	252,375	211,679	0.1
Manufactures machinery, electronic components, and precision parts
Toshiba Machine Co., Ltd.	51,900	919,196	1,006,847	0.4
Manufactures industrial machinery and equipment
Yamashin-Filter Corporation	66,700	218,435	397,226	0.1
Manufactures filters
Total Machinery		14,723,627	13,257,523	4.8

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS – (Continued)

AUGUST 31, 2019

(Unaudited)

	Shares	Cost	Fair Value	% of Net Assets
Metal Products
Dainichi Co., Ltd.	215,100	$1,509,113	$1,226,367	0.5
Manufactures oil heating equipment
Neturen Co., Ltd.	546,500	4,343,493	4,123,558	1.5
Manufactures steel bars and induction heating equipment
Piolax, Inc.	171,600	3,268,256	2,847,892	1.0
Manufactures automobile-related products
Rinnai Corporation	67,600	5,571,774	4,242,092	1.5
Manufactures heating appliances and components
Shinpo Co., Ltd.	2,200	16,797	25,997	0.0
Manufactures smokeless roasters
Total Metal Products		14,709,433	12,465,906	4.5

Other Products
Fuji Seal International, Inc.	10,400	342,131	282,578	0.1
Packaging-related materials and machinery
Komatsu Wall Industry Co., Ltd.	26,000	461,261	451,802	0.2
Manufactures various partitions
Nishikawa Rubber Co., Ltd.	168,600	2,749,812	2,910,725	1.0
Manufactures rubber automobile parts
Pigeon Corporation	9,800	418,705	355,894	0.1
Manufactures baby care products
The Pack Corporation	247,200	6,960,862	7,651,595	2.8
Manufactures paper and chemical products
Total Other Products		10,932,771	11,652,594	4.2

Precision Instruments
Nakanishi Inc.	95,400	1,465,182	1,566,215	0.6
Manufactures dental instruments
Total Precision Instruments		1,465,182	1,566,215	0.6

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS – (Continued)

AUGUST 31, 2019

(Unaudited)

	Shares	Cost	Fair Value	% of Net Assets
Real Estate
Daibiru Corporation	223,400	$2,298,951	$2,152,240	0.8
Real estate leasing and building management
J.S.B. Co., Ltd.	500	17,899	19,804	0.0
Leasing management, sales, and elderly housing business
Sanyo Housing Nagoya Co., Ltd.	331,100	3,189,612	2,728,795	1.0
Designs and constructs housing
Starts Corporation Inc.	99,200	2,167,611	2,216,577	0.8
Construction, leasing and management of real estate
Total Real Estate		7,674,073	7,117,416	2.6

Retail Trade
ABC-Mart, Inc.	22,700	1,331,328	1,450,118	0.5
Retail sales of shoes
AIN Holdings Inc.	1,200	68,375	64,804	0.0
Operates pharmacies and drug store chains
Amiyaki Tei Co., Ltd.	266,100	9,734,520	8,386,819	3.1
Operates barbecue restaurant chains
Cosmos Pharmaceutical Corporation	6,500	1,282,170	1,325,807	0.5
Operates drug store chains
Create SD Holdings Co., Ltd.	69,700	1,783,144	1,567,906	0.6
Operates pharmacies and drug store chains
Daikokutenbussan Co., Ltd.	171,000	7,725,972	5,140,135	1.9
Operates supermarkets
Hiday Hidaka Corp.	180,926	3,236,070	3,640,989	1.3
Operates restaurant chains
Izumi Co., Ltd.	77,000	3,675,135	2,930,332	1.1
Operates shopping centers, real estate, and credit card services
Japan Meat Co., Ltd.	132,500	2,252,501	2,591,660	0.9
Supermarket business and operation of eating-out stores
JINS Holdings Inc.	14,400	718,716	795,258	0.3
Retail sales of eyewear and fashion accessories

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS – (Continued)

AUGUST 31, 2019

(Unaudited)

	Shares	Cost	Fair Value	% of Net Assets

Kusuri No Aoki Holdings Co., Ltd.	2,000	$141,690	$153,542	0.1
Operates drug stores
NAFCO Co., Ltd.	50,500	806,557	630,003	0.2
Operates a chain of home and furniture retail outlets
Pan Pacific International Holdings Corporation	80,000	1,024,930	1,250,165	0.5
Operates discount stores
San-A Co., Ltd.	157,700	7,075,048	6,550,433	2.4
Retail sales of home goods
Seria Co. Ltd.	161,900	5,648,525	3,970,960	1.4
Discount retail sales
Sundrug Co., Ltd.	21,300	867,718	662,306	0.2
Operates pharmacies and drug store chains
Yossix Co., Ltd.	43,600	885,109	1,347,502	0.5
Operates restaurant chains
Total Retail Trade		48,257,508	42,458,739	15.5

Services
EPS Holdings, Inc.	98,600	1,444,883	1,219,861	0.5
Performs contract medical research services
H.I.S. Co., Ltd.	82,300	2,656,040	2,010,074	0.7
Travel business
Nihon M&A Center Inc	38,900	823,152	1,134,538	0.4
Provides merger and acquisition brokerage services
Nippon Air Conditioning Services Co., Ltd.	433,800	2,707,733	2,865,064	1.0
Provides maintenance and management of building facilities
Sprix, Ltd.	40,900	674,238	570,268	0.2
Educational service business
Step Co., Ltd.	156,700	1,681,069	2,124,421	0.8
Operates preparatory schools
Tear Corporation	76,700	562,923	453,893	0.2
Funeral business
Total Services		10,550,038	10,378,119	3.8

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS – (Continued)

AUGUST 31, 2019

(Unaudited)

	Shares	Cost	Fair Value	% of Net Assets
Textiles and Apparel
Seiren Co., Ltd.	329,400	$4,952,054	$3,771,566	1.4
Manufactures synthetic fibers and textile products
Total Textiles and Apparel		4,952,054	3,771,566	1.4

Transportation and Warehousing
Alps Logistics Co., Ltd.	239,000	1,387,504	1,600,978	0.6
General logistics services
Japan Transcity Corporation	312,400	1,189,106	1,281,460	0.5
General logistics services
Meiko Trans Co., Ltd.	369,400	3,732,907	4,340,771	1.6
Marine logistics services
Trancom Co., Ltd.	42,900	2,360,269	2,284,448	0.8
General logistics services
Total Transportation and Warehousing		8,669,786	9,507,657	3.5

Transportation Equipment
Hi-Lex Corporation	225,200	5,139,852	3,394,208	1.3
Manufactures control cables
Morita Holdings Corporation	56,300	988,945	844,315	0.3
Operates five business transportation segments
Nichirin Co., Ltd.	24,600	351,909	282,360	0.1
Manufactures hoses for automobiles
Nippon Seiki Co., Ltd.	5,200	95,726	80,478	0.0
Manufactures transportation equipment parts
Nissin Kogyo Co., Ltd.	63,800	965,788	823,536	0.3
Manufactures automobile brake systems
Total Transportation Equipment		7,542,220	5,424,897	2.0

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS – (Continued)

AUGUST 31, 2019

(Unaudited)

	Shares	Cost	Fair Value	% of Net Assets
Utilities
Keiyo Gas Co., Ltd.	77,300	$1,967,156	$2,130,859	0.8
Produces gas and energy products
The Okinawa Electric Power Company, Incorporated	308,677	4,667,363	4,690,125	1.7
Produces thermal energy products
Total Utilities		6,634,519	6,820,984	2.5

Wholesale Trade
Ai Holdings Corporation	34,400	862,118	563,786	0.2
Information and security equipment
Elematec Corporation	17,000	137,814	151,943	0.0
Electric materials, components and mechanical parts
Kanaden Corporation	293,000	2,768,615	3,338,254	1.2
Factory automation business
Kohsoku Corporation	369,100	3,512,186	4,160,145	1.5
Food and industrial packaging materials
Matsuda Sangyo Co., Ltd.	267,500	3,333,164	3,558,613	1.3
Precious metals, electronic materials, and food
Paltac Corporation	21,200	1,032,645	1,047,135	0.4
Cosmetics and daily necessities
Ryoden Corporation	797,900	11,286,003	12,033,434	4.4
Purchases electronic and electrical devices
SIIX Corporation	774,000	11,150,332	9,852,498	3.6
Parts procurement, logistics, and manufacturing of electronics
Sugimoto & Co., Ltd.	92,000	1,407,841	1,590,893	0.6
Machine tools and measuring instruments
Total Wholesale Trade		35,490,718	36,296,701	13.2

TOTAL INVESTMENTS IN JAPANESE EQUITY SECURITIES		$300,877,930	$272,854,770	99.4

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS – (Continued)

AUGUST 31, 2019

(Unaudited)

	Cost	Fair Value	% of Net Assets
FOREIGN CURRENCY Japanese Yen
Interest bearing account	$1,174,490	$1,171,308	0.4
TOTAL FOREIGN CURRENCY	1,174,490	1,171,308	0.4
TOTAL INVESTMENTS IN JAPANESE EQUITY
SECURITIES AND FOREIGN	$302,052,420	$274,026,078	99.8
OTHER ASSETS LESS LIABILITIES, NET		481,807	0.2
NET ASSETS		$274,507,885	100.0

Equity securities and foreign currency holdings were translated at the following exchange rate as of August 31, 2019.

Japanese yen ¥ 106.29  =  U.S. dollar $1.00

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF ASSETS AND LIABILITES

AUGUST 31, 2019

(Unaudited)

ASSETS:
Investments in Japanese equity securities, at fair value (cost—$300,877,930)	$272,854,770
Foreign currency, at fair value (cost—$1,174,490)	1,171,308
Receivable for dividends	686,355
Prepaid expenses	83,681
Cash	78,309
Total Assets	274,874,423

LIABILITIES:
Accrued management fee	212,636
Accrued audit and tax fees	56,588
Accrued legal fees	37,337
Accrued custody fee	17,611
Accrued directors’ fees and expenses	9,802
Other accrued expenses	32,564
Total Liabilities	366,538

NET ASSETS:
Capital stock (28,333,893 shares of capital stock outstanding, 100,000,000 shares authorized, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Total distributable loss	(14,380,721)
Net Assets	$274,507,885
Net asset value per share	$9.69

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019

(Unaudited)

INCOME:
Dividend income (net of $375,112 withholding taxes)	$3,376,016
Interest Income	713
Total Income		$3,376,729

EXPENSES:
Management Fee	1,284,734
Custodian Fee	116,563
Directors fees and expenses	110,520
Legal Fees	95,239
Other expenses	105,471
Total Expenses		1,712,527
INVESTMENT INCOME–NET		1,664,202

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments		2,034,819
Net realized gain on foreign currency transactions		131,102
Net realized gain on investments and foreign currency transactions		2,165,921
Net change in unrealized depreciation on investments		(32,161,757)
Net change in unrealized appreciation on foreign currency transactions and translation		14,730,936
Net realized and unrealized loss on investments and foreign currency transactions and translation		(15,264,900)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(13,600,698)

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended August 31, 2019 (Unaudited)	For the Year Ended February 28, 2019
FROM OPERATIONS
Net investment income	$1,664,202	$2,351,794
Net realized gain on investments	2,034,819	31,611,746
Net realized gain (loss) on foreign currency transactions	131,102	(52,051)
Net change in unrealized depreciation on investments	(32,161,757)	(81,444,013)
Net change in unrealized appreciation (depreciation) on foreign currency transactions and translation	14,730,936	(13,006,353)
Net decrease in net assets resulting from operations	(13,600,698)	(60,538,877)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distribution to shareholders	–	(48,439,623)
Net investment income	–	(48,439,623)

NET ASSETS:
Beginning of period	288,108,583	397,087,083
End of period	$274,507,885	$288,108,583

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company.  The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21,1990.  The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in smaller capitalization Japanese equity securities.

The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in United States dollars.  The Fund is an investment company that follows the accounting and reporting guidance in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies.  The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a) Valuation of Securities — Investments traded in the over-the-counter market are fair valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price.  Portfolio securities which are traded on stock exchanges are fair valued at the last sales price on the principal market on which securities are traded or, lacking any sales, at the last available bid price.  Securities and other assets, including futures contracts and related options, that cannot be fair valued using one of the previously mentioned methods are stated at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions — Transactions denominated in Japanese yen (“Yen”) are recorded in the Fund’s records at the prevailing exchange rate at the time of the transaction.  Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period.  Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in results of operations for the current period.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued) (Unaudited)

The net assets of the Fund are presented at the exchange rates and fair values on August 31, 2019.  The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at August 31, 2019.  Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities.  Net realized gains or losses on the foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

(c) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are accounted for on the trade date.  Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on the accrual basis.  Realized gains and losses on the sale of investments are calculated on a first in, first out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.  To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions.  It is the Fund’s policy that, at origination, all loans shall be secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.  It is the Fund’s policy that collateral equivalent to at least 100% of the fair value of securities on loan must be maintained at all times (when applicable).  Collateral is provided in the form of cash, which would be invested in certain money market funds.  The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction.  Although each security loan is fully collateralized, there are certain risks.  On November 21, 2008, the Fund suspended its participation in the securities lending program.  The Fund may resume its participation in the future.  During the fiscal year ended February 28, 2019 and the semi-annual period ended August 31, 2019, the Fund did not earn fees from lending Fund portfolio securities, pursuant to the securities lending agreement.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued) (Unaudited)

(d) Income Taxes — A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15.315% and such withholding taxes are reflected as a reduction of the related revenue.  The withholding tax rate of 15.315% was reduced to 10% upon the submission of Form 17 — Limitation on Benefits Article.  There is no withholding tax on realized gains.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements.  The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations.  During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.

(e) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(f) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers.  Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested.  Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued) (Unaudited)

(g) Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the Statement of Assets and Liabilities.

2. Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (“NAM-USA” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement.  Under the management agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties.  Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as Investment Adviser to the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, 0.90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, 0.80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, 0.70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, 0.60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and 0.50% of the Fund’s average weekly net assets in excess of $425 million.  Under the management agreement, the Fund incurred fees to the Manager of $1,284,734 for the six months ended August 31, 2019.  Under the investment advisory agreement, NAM earned investment advisory fees of $571,248 from the Manager, not the Fund, for the six months ended August 31, 2019.  At August 31, 2019, the management fee payable to the Manager by the Fund was $212,636.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued) (Unaudited)

Certain officers and/or directors of the Fund are officers and/or directors of the Manager.  Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended August 31, 2019.  The Fund pays each Director not affiliated with the Manager an annual fee of $30,000.  In addition, the Fund pays each Director not affiliated with the Manager $3,000 per meeting attended, $2,000 per telephone meeting attended, and Director expenses related to attendance at meetings.  The Chairman of the Board, presently Rodney A. Buck, is paid an additional annual fee of $8,000.  The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $4,000.  Such fees and expenses for unaffiliated Directors aggregated $110,520 for the six months ended August 31, 2019.

3. Purchases and Sales of Investments

Purchases and sales of investments, exclusive of foreign currency and investments in short-term securities, for the six months ended August 31, 2019 were $39,468,412 and $38,422,841, respectively.

4. Federal Income Tax

As of February 28, 2019, net unrealized depreciation on investments, exclusive of foreign currency, for federal income tax purposes was $14,578,118, of which $9,912,648 related to appreciated securities and $24,490,766 related to depreciated securities.  The cost of investments, exclusive of foreign currency of $1,058,853, at February 28, 2019 for federal income tax purposes was $301,794,630.

At February 28, 2019, the components of accumulated earnings on a tax basis consisted of unrealized depreciation on investments and foreign currency transactions of $14,585,789, undistributed long-term capital gains of $8,075,431, and undistributed ordinary income of $5,730,335.  The differences between book basis and tax basis for unrealized appreciation on investments and foreign currency transactions are attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.

The Fund paid an ordinary income distribution of $8,647,504, which represents $0.3052 per share and a long-term capital gains distribution of $39,792,119, which represents $1.4044 per share to shareholders of record as of December 17, 2018.  The distribution was paid on December 27, 2018.

The Fund paid an ordinary income distribution of $18,113,858, which represents $0.6393 per share and a long-term capital gains distribution of $35,054,692, which represents $1.2372 per share to shareholders of record as of December 15, 2017.  The distribution was paid on December 21, 2017.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued) (Unaudited)

5. Fair Value Measurements

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.  Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.  The three-tier hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2— other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3— significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

At August 31, 2019, all of the Fund’s investments were determined to be Level 1 securities.

During the six months ended August 31, 2019, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

6. Subsequent Events

The Fund has evaluated subsequent events through October 29, 2019, the date as of which the financial statements are available to be issued.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

For a share of common stock outstanding throughout each period:

	For the Six Months Ended		For the Year Ended
	August 31, 2019		February 28			February 29,	February 28,
	(Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.17		$14.01	$12.09	$10.50	$10.98	$9.85

Investment operations:
Net investment income (1)	0.06		0.09	0.09	0.12	0.06	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.54)		(2.22)	3.71	2.41	0.34	1.20
Total from investment operations	(0.48)		(2.13)	3.80	2.53	0.40	1.26

Less Distributions:
Distributions from ordinary income	–		(0.09)	(0.55)	(0.35)	(0.17)	(0.12)
Distributions from capital gains	–		(1.62)	(1.33)	(0.59)	(0.71)	(0.01)
Total from distributions	–		(1.71)	(1.88)	(0.94)	(0.88)	(0.13)

Net asset value, end of period	$9.69		$10.17	$14.01	$12.09	$10.50	$10.98

Market value, end of period	$8.19		$8.92	$12.48	$10.60	$8.98	$9.69
Total investment return (2)	(8.2%)		(13.8% )	36.0%	24.9%	0.7%	11.2%

Ratio/Supplemental Data:
Net assets, end of period (000)	$274,508		$288,109	$397,087	$342,513	$297,550	$311,094
Ratio of expenses to average net assets	1.21%	(3)	1.13%	1.05%	1.09%	1.11%	1.13%
Ratio of net income to average net assets	1.17%	(3)	0.67%	0.66%	0.99%	0.50%	0.62%
Portfolio turnover rate	14%		24%	50%	20%	24%	41%

(1)  Based on average shares outstanding.
(2)  Based on market value per share, adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions.  Total return does not reflect sales commissions.
(3)  Annualized.

See notes to financial statements

BOARD OF DIRECTORS Rodney A. Buck David B. Chemidlin E. Han Kim Marcia L. MacHarg Yuichi Nomoto since April 1, 2019 Yutaka Itabashi from 2013 to March 31, 2019

OFFICERS
Yuichi Nomoto, President since April 1, 2019
Yutaka Itabashi, President from 2013 to March 31, 2019
Zheng Liu, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Robles, Treasurer
Kelly S. Lee, Assistant Treasurer

JAPAN
Smaller Capitalization
Fund, Inc.

SEMI-ANNUAL REPORT

AUGUST 31, 2019

Beginning with reports for the period ending August 31, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports.  Instead, the reports will be made available on the Fund’s website http://funds.nomura-asset.com/japan-smaller-capitalization, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or if you are a direct investor, by calling 1‑800‑426-5523.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to require that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund, you can call 1‑800‑426-5523 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

MANAGER Nomura Asset Management U.S.A. Inc. Worldwide Plaza 309 West 49th Street New York, New York 10019-7316 Internet Address http://funds.nomura-asset.com/japan-smaller-capitalization

INVESTMENT ADVISER Nomura Asset Management Co., Ltd. 1-12-1, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR Computershare Trust Company, N.A. P. O. Box 505000 Louisville, KY 40233

CUSTODIAN Brown Brothers Harriman & Co. 50 Past Office Square Boston, Massachusetts 02110-1548

COUNSEL Sidley Austin LLP 787 Seventh Avenue New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RSM US LLP
80 City Square
Boston, Massachusetts 02129

JAPAN SMALLER CAPITALIZATION FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316

This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information.  This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

ITEM 2.	CODE OF ETHICS

Not applicable to this semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to this semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this semi-annual report.

ITEM 6.	INVESTMENTS

(a)	The Registrant’s investments in securities of unaffiliated issuers as of August 31, 2019 are included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(b)	Not applicable to this semi-annual report.

(b)	No change.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable.

(b)	Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors made or implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not applicable.

(b)	Not applicable.

ITEM 13.	EXHIBITS

(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)). See EX‑99.CERT attached hereto.
(a) (3)	Not applicable.
(a) (4)	Not applicable.
(b)
Certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a‑14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). See EX‑99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Yuichi Nomoto
Yuichi Nomoto
President, Principal Executive Officer

Date:  10/29/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Yuichi Nomoto
Yuichi Nomoto
President, Principal Executive Officer

Date:  10/29/2019

By: /s/ Amy J. Robles
Amy J. Robles
Treasurer, Principal Financial Officer

Date:  10/29/2019